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                                                                    Exhibit 23.2

                              ACCOUNTANTS' CONSENT

The Board of Directors
Regency Realty Corporation:

We consent to the use of our reports incorporated by reference, or included, herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                          KPMG LLP

Jacksonville, Florida
February 22, 1999